UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 24, 2008 (June 20, 2008)

JUMA TECHNOLOGY CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-105778	68-0605151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

154 Toledo Street Farmingdale, NY	11735
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (631) 300-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

Statements in this Current Report on Form 8-K (including the exhibits) that are not purely historical facts, including statements regarding Juma Technology Corp.’s beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, introduction of products in a timely fashion, market acceptance of new products, cost increases, fluctuations in and obsolescence of inventory, price and product competition, availability of labor and materials, development of new third-party products and techniques that render Juma Technology Corp.’s products obsolete, delays in obtaining regulatory approvals, potential product recalls and litigation. Risk factors, cautionary statements and other conditions which could cause Juma Technology Corp.'s actual results to differ from management's current expectations are contained in Juma Technology Corp.'s filings with the Securities and Exchange Commission. Juma undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the " Exchange Act "), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 1.01. Entry into a Material Definitive Agreement

On June 20, 2008, the Company entered into the material agreements described in Item 3.02 below. As more fully described in item 3.02 below, these agreements relate to the third tranche of the financing contemplated by the Note Purchase Agreement (as defined below) entered into by the Company and Vision Opportunity Master Fund, Ltd. in November 2007 (“Vision,” the “Purchaser,” or the “Holder”). The Note Purchase Agreement and accompanying agreements had been previously described in our Current Report on Form 8-K filed with the Commission on December 5, 2007. Also described below in item 3.02; is the amendment to the Warrants issued to Vision in connection with the Note Purchase Agreement, the Notes issued to Vision in November 2007 and the Note issued to Vision in March 2008 under the Note Purchase Agreement (the March 2008 second tranche note issuance was described in our Current Report on Form 8-K filed with the Commission on March 13, 2008). In addition, item 3.02 contains a description of the preferred stock for warrant Exchange Agreement entered into by the Company and Vision.

On November 29, 2007, the Company entered into the material agreements described in Item 3.02 below. Prior to the entry into the Note Purchase Agreement, there was no material relationship between the Company and the Purchaser under the Note Purchase Agreement, except to the extent that the Purchaser had previously provided financing to the Company in August 2007, which financing was the subject of a Current Report on Form 8-K filed with the Commission on August 22, 2007. In connection with the consummation of the transactions contemplated by the Note Purchase Agreement, an affiliate of Vision was appointed to the Company’s board of directors in December 2007.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On June 20, 2008, the Company entered into agreements that created material direct financial obligations. The agreements are more fully described in Item 3.02 below.

Item 3.02. Unregistered Sales of Securities

November 2007 Note Purchase Agreement

On November 29, 2007, the Company entered into a Note and Warrant Purchase Agreement (the “Note Purchase Agreement”) with Vision with respect to the sale of notes in an aggregate principal amount of up to $6,000,000. Also on November 29, 2007, the Company entered into Amendment No. 1 to the Note Purchase Agreement (“NPA Amendment No. 1”). Under the Note Purchase Agreement, as amended, the Company executed and delivered to Vision: (a) the Company’s $2,500,000 principal amount, senior secured 10% convertible promissory note (the “Note”), (b) the Company’s $600,000 principal amount, senior secured 10% convertible promissory note (the “Replacement Note” and, collectively with the Note, the “November Notes”), (c) one warrant to purchase an aggregate of 7,300,000 shares of the Company’s common stock (the “Warrant”) and (d) one warrant to purchase an aggregate of 1,000,000 shares of the Company’s common stock (the “November Warrant” and, collectively with the Warrant, the “Warrants”).

The Note Purchase Agreement, as amended, contemplated two other tranches, the closing with respect to such tranches scheduled to take place in March and June 2008. At each such subsequent closing, the Company would issue an additional promissory note to the Purchaser in the principal amount of $1,450,000. Each such subsequent closing was subject to the Company complying with certain covenants and meeting certain conditions under the Note Purchase Agreement, as amended.

The Second Tranche

On March 7, 2008, the Company closed the second tranche under the Note Purchase Agreement. We issued an additional promissory note to the Purchaser in the principal amount of $1,450,000 (the “March Note”).

The Third Tranche and Amendment No. 1 to the Warrants and Notes

On June 20, 2008, the Company closed the third tranche under the Note Purchase Agreement. We issued an additional promissory note to the Purchaser in the principal amount of $1,450,000 (the “June Note”) ( the June Note, together with the November Notes and the March Note, collectively, the “Notes”). A copy of the June Note issued in connection with the third tranche is attached hereto as Exhibit 4.1. The Company anticipates that the proceeds from sale of this Note will be used for general corporate purposes. The expenses of this tranche of this financing were approximately $47,012.50, which were comprised of the Company’s and Vision’s professional and due diligence fees. The net proceeds to the Company from this tranche were approximately $1,402,987.50.

The sale of June Note was made in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended. In this regard, the Company relied on the representations of the Purchaser contained in the Note Purchase Agreement, as amended.

In connection with this closing, the Company also entered into Amendment No. 1 to Series A Warrants to Purchase Shares of Common Stock and Senior Secured 10% Convertible Promissory Notes of Juma Technology Corp. (“Amendment No. 1”). Under Amendment No. 1, among other amendments, the exercise price per share under the Warrants issued in November 2007 was reduced from $0.90 to $0.72, and the conversion price per share under the November Notes and the March Note was reduced from $0.75 to $0.60. Finally, the Notes’ provisions concerning adjustments to conversion price was amended to trigger a conversion price adjustment in the event currently outstanding convertible notes are converted into shares of our common stock at a conversion price based on the then market price of our common stock. A copy of Amendment No. 1 signed in connection with the third tranche is attached hereto as Exhibit 4.2.

The Notes, as amended, accrue interest at 10% per annum from the date of issuance, and such interest is payable, at the Company’s option, in cash or shares of its common stock, quarterly in arrears commencing, in the case of the June Note, on June 30, 2008 and on the last business day of each of September, December, March, and June so long as any principal amount of the Notes remain outstanding. The maturity date of the Notes is November 29, 2010.

The Notes contain various events of default such as failing to make a payment of principal or interest when due, which if not cured, would require the Company to repay the holder immediately the outstanding principal sum of and any accrued interest on the Notes. Each Note requires the Company to prepay under the Notes if certain “Triggering Events” or “Major Transactions” occur while the Notes are outstanding.

The holders of the Notes are entitled to convert the Notes into shares of the Company’s common stock at any time. Based on the fixed conversion price of $0.60 per share, the June Note in the principal amount of $1,450,000 is convertible into 2,416,667 shares of common stock. The conversion price of the Notes is subject to adjustment such as if the Company pays a stock dividend, subdivides or combines outstanding shares of common stock into a greater or lesser number of shares, or takes such other actions as would otherwise result in dilution of the Purchaser’s securities holdings. In addition, if the Company, under certain specified circumstances, should issue shares of common stock below the conversion price of the Notes, the conversion price will be reduced accordingly.

The Company’s obligations under the Notes are secured by the grant of a security interest in favor of the Purchaser in all of its assets. Under the Security Agreement, the collateral agent, acting on behalf of the Purchaser, has certain rights and remedies upon the occurrence and continuance of an event of default.

The holders of the Notes and Warrants have agreed to restrict their ability to convert the Notes or exercise their Warrants and receive shares of the Company’s common stock such that the number of shares of common stock held by them in the aggregate and their affiliates after such conversion or exercise does not exceed 4.99% of the then-issued and outstanding shares of common stock. This provision is waivable upon 61 days’ notice to the Company.

On November 29, 2007, the Company and the Purchaser entered into a Registration Rights Agreement. As amended through January, 2008, commencing six months after the effective date of the Company’s present registration statement, which is currently under review by the Commission, upon demand by the holders of a majority-in-interest of the common stock underlying the Notes and Warrants, the Company will have 30 days to file a registration statement (the “Filing Date”) with respect to the common stock underlying the Warrants. Ordinarily, the registration statement must be declared effective within the 90th day following the Filing Date (the “Effectiveness Date”).

If the registration statement is not filed by the Filing Date or if the registration statement is not declared effective by the Effective Date or if certain other specified events occur, the Company is required to pay as partial liquidated damages to the holders of the securities, in registered shares of common stock or in cash, at the Company’s option, a sum equal to two percent of the holders’ initial investment in the Notes per month, but in no event shall the liquidated damages exceed eighteen percent of the holders’ initial investment.

The Exchange Agreement

In addition to the above referenced agreements, the Company and Vision also entered into an Exchange Agreement in connection with the closing of the third tranche. Under the Exchange Agreement, Vision tendered to the Company the above referenced Warrants, as amended, for cancellation of such Warrants and the exchange of such Warrants for 498,000 shares of the Company’s Series B Convertible Preferred Stock. A copy of the Exchange Agreement between the Company and Vision dated as of June 20, 2008 is attached hereto as Exhibit 4.3. In order to facilitate the issuance of the Series B Convertible Preferred Stock, the Company first filed with the Delaware Secretary of State a Certificate Reducing the Number of Authorized Shares of Series A Convertible Preferred Stock from 10,000,000 shares to 8,333,333 shares and then the Company filed with the Delaware Secretary of State a Certificate of Designation of the Relative Rights and Preferences of the Series B Convertible Preferred Stock. Under the Certificate of Designation, 1,666,667 shares of the Company’s authorized preferred stock has been designated as Series B Convertible Preferred Stock, of which an aggregate of 498,000 shares of Series B Convertible Preferred Stock were issued pursuant to the Exchange Agreement. A copy of the Certificate Reducing the Number of Authorized Shares of Series A Convertible Preferred Stock is attached hereto as Exhibit 4.4, and a copy of the Certificate of Designation of the Relative Rights and Preferences of the Series B Convertible Preferred Stock is attached hereto as Exhibit 4.5.

The cancellation of the Warrants in exchange for the issuance of shares of the Company’s Series B Convertible Preferred Stock was made in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2) of the Securities Act of 1933, as amended. In this regard, the Company relied on the representations of the Holder contained in the Exchange Agreement.

Item 8.01. Other Events.

On June 24, 2008, the Company issued a press release announcing that it had closed the third tranche under the Note Purchase Agreement described above in this Current Report on Form 8-K. A copy of the press release is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(a) Not applicable.
(b) Not applicable.
(c) Not applicable.

(d) Exhibits:

Exhibit Number	Description
4.1	10% Senior Secured Convertible Promissory Note in the aggregate principal amount of $1,450,000 dated as of June 20, 2008

4.2
Amendment No. 1 to Series A Warrants to Purchase Shares of Common Stock and Senior Secured 10% Convertible Promissory Notes of Juma Technology Corp. between Juma Technology Corp. and Vision Opportunity Master Fund, Ltd. dated as of June 20, 2008

4.3	Exchange Agreement between Juma Technology Corp. and Vision Opportunity Master Fund, Ltd. dated as of June 20, 2008

4.4	Certificate Reducing the Number of Authorized Shares of Series A Convertible Preferred Stock

4.5	Certificate of Designation of the Relative Rights and Preferences of the Series B Convertible Preferred Stock

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

JUMA TECHNOLOGY CORP.

	By:	/s/ Anthony Fernandez
Anthony Fernandez
Chief Financial Officer

Date: June 24, 2008

EXHIBIT INDEX

Exhibit Number	Description
4.1	10% Senior Secured Convertible Promissory Note in the aggregate principal amount of $1,450,000 dated as of June 20, 2008

4.2
Amendment No. 1 to Series A Warrants to Purchase Shares of Common Stock and Senior Secured 10% Convertible Promissory Notes of Juma Technology Corp. between Juma Technology Corp. and Vision Opportunity Master Fund, Ltd. dated as of June 20, 2008

4.3	Exchange Agreement between Juma Technology Corp. and Vision Opportunity Master Fund, Ltd. dated as of June 20, 2008

4.4	Certificate Reducing the Number of Authorized Shares of Series A Convertible Preferred Stock

4.5	Certificate of Designation of the Relative Rights and Preferences of the Series B Convertible Preferred Stock

99.1	Press Release